UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

EDOC Acquisition Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 1, 2024

EDOC Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39689	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7612 Main Street Fishers

Suite 200

Victor, NY 14564

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (585) 678-1198

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Ordinary Shares, $.0001 par value per share	ADOC	The Nasdaq Stock Market LLC
Rights, exchangeable into one-tenth of one Class A Ordinary Share	ADOCR	The Nasdaq Stock Market LLC
Warrants, each exercisable for one-half of one Class A Ordinary Share, each whole Warrant exercisable for $11.50 per share	ADOCW	The Nasdaq Stock Market LLC

Item 1.01 Entry into a Material Definitive Agreement.

Capitalized terms used in this section but not otherwise defined herein have the same definitions given to such terms in the Securities Purchase Agreement.

As previously disclosed by Edoc Acquisition Corp. (“Edoc” or the “Company”), Edoc entered into a Business Combination Agreement (as amended on March 31, 2023 and December 7, 2023 and as may be further amended or supplemented from time to time, the “Business Combination Agreement,” and the transactions contemplated thereby, the “Transaction”) with Australian Oilseeds Investments Pty Ltd., an Australian proprietary company (the “AOI”), Australian Oilseeds Holdings Limited, a Cayman Islands exempted company (“Pubco”), AOI Merger Sub, Cayman Islands exempted company and a wholly-owned subsidiary of Pubco (“Merger Sub”), American Physicians LLC, a Delaware limited liability company (“Purchaser Representative”), in the capacity as the Purchaser Representative thereunder, and Gary Seaton, in his capacity as the representative for the Sellers (as defined in the Business Combination Agreement) in accordance with the terms and conditions of the Business Combination Agreement (the “Seller Representative”).

As previously disclosed, an extraordinary general meeting of Edoc’s shareholders will be held on March 5, 2024 to approve the Transaction, which includes voting on the proposals described in the definitive proxy statement/prospectus, filed by Edoc on February 8, 2024 (the “Proxy Statement”) in order to consummate the Transaction.

As previously disclosed by Edoc, on August 23, 2023, Pubco executed a Securities Purchase Agreement (as amended on October 31, 2023, December 4, 2023, and as may be further amended from time to time, the “Securities Purchase Agreement”) with AOI, Edoc and Arena Investors, LP, a Delaware limited partnership (the “PIPE Investor”).

On March 1, 2024, the parties entered into Amendment No. 3 to Securities Purchase Agreement (the “Amendment”), which amended the terms of the transaction as follows:

(a)	Amendment of Purchase and Sale of Debentures and Warrants. The Amendment restates Section 2.1 of the Securities Purchase Agreement to reflect changes to the purchases and sale of the debentures and warrants to the PIPE Investor to provide that on the on the first closing date (which will be the date of the closing of the Transaction) (first closing (the “First Closing Date”)), the PIPE Investor will purchase a 10% original issue discount secured convertible Debenture (the “First Closing Debenture”) issued by Pubco in the amount of $2,222,222 (the “First Closing Principal Amount”), which matures 18 months from the First Closing Date (the “First Maturity Date”). On the First Closing Date, in consideration for the issuance of the First Closing Debenture, the PIPE Investor shall pay to Pubco an amount equal to the sum of (A) $2,000,000 minus (B) $1,000,000 (the “First Closing Reserve Amount”). The initial payment to Pubco would total $1,000,000 less applicable legal fees and expenses of the PIPE Investor (the “First Closing Subscription Amount”).

The PIPE Investor will hold the First Closing Reserve Amount in reserve  until the earlier to occur of (A) the First Maturity Date and (B) the payment by the PIPE Investor to Pubco of First Closing Reserve Advances (defined below) in the aggregate amount of the First Closing Reserve Amount, upon the conversion by the PIPE Investor of portions of the outstanding principal amount of the First Closing Debenture in the amounts set forth in the schedule below. Within five (5) Business Days following the date the Underlying Shares resulting from the applicable conversion are delivered to the PIPE Investor in accordance with the terms of the First Closing Debenture, the PIPE Investor shall release and pay to Pubco a portion of the First Closing Reserve Amount in the amount of $200,000 (each, a “First Closing Reserve Advance”, and collectively, the “First Closing Reserve Advances”):

i.	an initial First Closing Reserve Advance shall be released upon the conversion of $622,222 of the outstanding principal amount of the First Closing Debenture (such that following such conversion, the outstanding principal amount of the First Closing Debenture is $1,600,000);

ii.	a further First Closing Reserve Advance shall be released upon the conversion of $400,000 of the outstanding principal amount of the First Closing Debenture (such that following such conversion, the outstanding principal amount of the First Closing Debenture is $1,200,000);

iii.	a further First Closing Reserve Advance shall be released upon the conversion of $400,000 of the outstanding principal amount of the First Closing Debenture (such that following such conversion, the outstanding principal amount of the First Closing Debenture is $800,000);

iv.	a further First Closing Reserve Advance shall be released upon the conversion of $400,000 of the outstanding principal amount of the First Closing Debenture (such that following such conversion, the outstanding principal amount of the First Closing Debenture is $400,000); and

v.	a further First Closing Reserve Advance shall be released upon the conversion of $400,000 of the outstanding principal amount of the First Closing Debenture (such that following such conversion, the outstanding principal amount of the First Closing Debenture is $0).

The PIPE Investor’s obligation to make First Closing Reserve Advances to Pubco expire at the First Maturity Date. While the original principal amount of the First Closing Debenture is the First Closing Principal Amount, if the aggregate amount of First Closing Reserve Advances made by the PIPE Investor to Pubco on or prior to the First Maturity Date is less than the First Closing Reserve Amount, then, effective as of the maturity date of the First Closing Debenture, the original principal amount of the First Closing Debenture shall be reduced by an amount equal to the sum of (A) $1,000,0000 minus (B) the aggregate amount of First Closing Reserve Advances made by the to Pubco on or prior to the First Maturity Date.

As an additional condition precedent to the PIPE Investor’s obligation to consummate the First Closing, on or prior to the First Closing Date, the Sponsor has agreed to fund $1,000,000 into an escrow account (the “Sponsor Escrow Amount”) designated by the PIPE Investor subject to an escrow agreement (the “Sponsor Escrow Agreement”) by and among the PIPE Investor, the Sponsor and an escrow agent (the “Sponsor Escrow Agent”). The Sponsor Escrow Agreement will provide that (i) the Sponsor Escrow Agent may not disburse any portion of the Sponsor Escrow Amount unless directed to do so by written notice from the PIPE Investor, (ii) upon the occurrence of an Event of Default (as defined in the First Closing Debenture), the PIPE Investor may send notice to the Sponsor Escrow Agent to disburse 100% of the funds then held in the escrow account to the PIPE Investor, and (iii) until the earlier to occur of an (A) Event of Default, (B) the satisfaction of all of Pubco’s obligations under the First Closing Debenture on or before the maturity date of the First Closing Debenture, and (C) upon the conversion by the PIPE Investor of portions of the outstanding principal amount of the First Closing Debenture, the PIPE Investor shall, within five (5) Business Days following the date the underlying shares resulting from the applicable conversion are delivered to the PIPE Investor in accordance with the terms of the First Closing Debenture, send written notice to the Sponsor Escrow Agent to disburse to the Sponsor a portion of the Sponsor Escrow Amount in the amount of $200,000 (each a “Sponsor Disbursement” and collectively, the “Sponsor Disbursements”) in accordance with the schedule set forth in the Amendment.

Second Closing Date and Third Closing Date

On the 60th trading day following the effectiveness date of the first registration statement filed by Pubco after the closing of the Business Combination (the “Second Closing Date)”, the PIPE Investor will purchase from Pubco, a 10% original issue discount secured convertible debenture issued (the “Second Closing Debenture”) by Pubco in the amount of $2,777,777 (the “Second Closing Principal Amount”), and (2) on the 60th trading day following the effectiveness date of the second registration statement filed by Pubco, which will be the third closing date of the Investment (the “Third Closing Date”), the PIPE Investor will purchase a 10% original issue discount secured convertible debenture (the “Third Closing Debenture”) issued by Pubco in the amount of $2,777,777 (the “Third Closing Principal Amount”). The Second Closing Debenture and the Third Closing Debenture shall mature on the date that is eighteen (18) months from the First Closing Date.

(b)	Extension of Termination Date. The Amendment authorized the extension of the period to hold a First Closing Date under the Securities Purchase Agreement to March 31, 2024.

(c)	Extension of Exclusivity. The Amendment authorized the extension of the exclusivity period under which Pubco, AOI and EDOC agreed to refrain from soliciting, accepting or encouraging any other financing proposal similar to the transactions contemplated under the Securities Purchase Agreement to March 31, 2024.

(d)	Issuance of Penny Warrants to PIPE Investor in the Event of Failure to transfer CQ Oilseeds to AOI. The Amendment provides that if AOI fails to achieve the transfer of all of Energreen Nutrition Australia Pty Ltd.’s equity interests in CQ Oilseeds Pty Ltd. (“CQ Oilseeds”) to become a wholly-owned subsidiary of AOI, on or prior to the substantial completion date of the new CQ Oilseeds plant, or AOI fails to grant a first priority security interest to the PIPE Investor in all of CQ Oilseeds’ assets, free and clear of all other liens and encumbrances other than the first priority security interests of the PIPE Investor pursuant to the Australian CQ Oilseeds General Security Deed, then Pubco shall issue to the PIPE Investor a warrant to purchase 10,000,000 ordinary shares of Pubco at an exercise price of $0.01 per Ordinary Share (each, a “Penny Warrant”) and Pubco shall enter into a registration rights agreement with the PIPE Investor providing registration rights with respect to the underlying shares issuable under each Penny Warrant.

(e)	Company and PIPE Investor First Closing Deliveries. The Amendment amends and restates the list of Pubco’s deliverables to PIPE Investor before the First Closing Date and amends and restates the list of PIPE Investor’s deliverables to Pubco before the First Closing Date.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-balance Sheet Arrangement of a Registrant.

The disclosure contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 8.01 Other Events.

Redemption Deadline Extension

As previously disclosed by Edoc, the extraordinary general meeting of Edoc shareholders (the “Meeting”) to consider the Transaction, among other proposals, has been postponed and will be held at 4:30 p.m. Eastern Time, on Tuesday, March 5, 2024.

As a result of this and the changes described herein, Edoc’s shareholders may submit publicly held Edoc ordinary shares for redemption in connection with the Transaction until the extended deadline of 4:30 p.m. Eastern Time on Tuesday, March 5, 2024, whether or not such shareholders hold shares as of the record date. Shareholders who wish to withdraw their previously submitted redemption requests may do so at any time prior to the Meeting by requesting Edoc’s transfer agent Continental Stock Transfer & Trust Company to return such shares.

Lock-Up Waiver

As previously disclosed by Edoc, in connection with Edoc’s initial public offering, Edoc entered into (i) a letter agreement, dated November 9, 2020, by and among, Edoc, American Physicians LLC (the “Sponsor”) and the directors and officers of Edoc named therein, as amended by that certain First Amendment to Letter Agreement, dated December 5, 2022 (as amended, the “Letter Agreement”) and (ii) unit subscription agreements, dated November 9, 2020, by and between Edoc and the other parties thereto, including the Sponsor and I-Bankers Securities Inc. (the “Subscription Agreements”). The Letter Agreement and the Subscription Agreements, among other things, imposed certain lock-up restrictions on the Edoc securities held by the parties to the Letter Agreement and the Subscription Agreements (collectively, the “Lock-up Parties”).

In connection with the consummation (the “Closing”) of the Transaction, the parties intend to waive such lock-up restrictions so as to permit the following: (A) the distribution by the Sponsor of all of its securities (the “Sponsor Distribution”), including (i) an aggregate of 1,485,153 Insider Shares (as defined in the Insider Letter) and (ii) an aggregate of 414,000 Insider Units (as defined in the Subscription Agreements), including their underlying securities, (B) of the securities distributed in the Sponsor Distribution, an aggregate of 1,444,792 shares to be held by recipients who are not affiliates of Pubco shall be released of all post-Closing lock-up restrictions pursuant to the Letter Agreement or the Subscription Agreements, and (C) an aggregate of 65,000 Insider Units held by I-Bankers Securities Inc., including their underlying securities, shall be released of all post-Closing lock-up restrictions pursuant to the Subscription Agreements. The remaining securities distributed pursuant to the Sponsor Distribution will continue to be subject to the lock-up restrictions of the Letter Agreement and the Subscription Agreements following such transfer.

Supplemental Disclosures to Proxy Statement

In light of certain amendments to the transaction financing, Edoc determined to supplement certain information contained in the Proxy Statement (the “Supplemental Disclosures”). Except as otherwise set forth below, the information set forth in the Proxy Statement remains unchanged. Capitalized terms used but not defined herein have the meanings ascribed to them in the Proxy Statement.

The following Supplemental Disclosures should be read in conjunction with the Proxy Statement, which should be read in its entirety. All page references are to pages in the Proxy Statement, and terms used below, unless otherwise defined, have the meanings set forth in the Proxy Statement. Underlined text shows text being added to a referenced disclosure in the Proxy Statement.

The following disclosure should be added following the final paragraph on page 14 of the Proxy Statement.

Lock-Up Waiver

In connection with Edoc’s initial public offering, Edoc entered into (i) a letter agreement, dated November 9, 2020, by and among, Edoc, the Sponsor and the directors and officers of Edoc named therein, as amended by the Insider Letter Amendment (as amended, the “Letter Agreement”) and (ii) unit subscription agreements, dated November 9, 2020, by and between Edoc and the other parties thereto, including the Sponsor and I-Bankers Securities Inc. (the “Subscription Agreements”). The Letter Agreement and the Subscription Agreements, among other things, imposed certain lock-up restrictions on the Edoc securities held by the parties to the Letter Agreement and the Subscription Agreements (collectively, the “Lock-up Parties”).

In connection with the Closing, the parties intend to waive such lock-up restrictions so as to permit the following: (A) the distribution by the Sponsor of all of its securities (the “Sponsor Distribution”), including (i) an aggregate of 1,485,153 Insider Shares (as defined in the Insider Letter) and (ii) an aggregate of 414,000 Insider Units (as defined in the Subscription Agreements), including their underlying securities, (B) of the securities distributed in the Sponsor Distribution, an aggregate of 1,444,792 shares to be held by recipients who are not affiliates of Pubco shall be released of all post-Closing lock-up restrictions pursuant to the Letter Agreement or the Subscription Agreements, and (C) an aggregate of 65,000 Insider Units held by I-Bankers Securities Inc., including their underlying securities, shall be released of all post-Closing lock-up restrictions pursuant to the Subscription Agreements. The remaining securities distributed pursuant to the Sponsor Distribution will continue to be subject to the lock-up restrictions of the Letter Agreement and the Subscription Agreements following such transfer.

The following disclosure amends and restates the narrative on pages 15-16 of the Proxy Statement under the heading “Arena Investment” and pages 43-44 under the heading “Arena PIPE” and pages 237-238 under the heading “Arena Warrants.”

Capitalized terms used in this section but not otherwise defined herein have the same definitions given to such terms in the Arena Transaction Documents.

On August 23, 2023, Pubco executed a Securities Purchase Agreement (the “Securities Purchase Agreement”) with AOI, EDOC and Arena Investors, LP, a Delaware limited partnership (the “PIPE Investor”). Pursuant to the terms and conditions of the Securities Purchase Agreement, the PIPE Investor agreed to purchase redeemable debentures (the “Debentures”) and warrants (the “Arena Warrants”) of Pubco for the aggregate subscription amount of up to $7,000,000, at and after the Closing.

First Closing Date

On March 1, 2024, AOI, EDOC and Arena Investors, LP entered into the Third Amendment to the Securities Purchase Agreement (the “Third Amendment”), which provides that on the First Closing Date, the PIPE Investor agrees to purchase from AOI, a 10% original issue discount secured convertible Debenture (the “First Closing Debenture”) issued by Pubco in the amount of $2,222,222 (the “First Closing Principal Amount”), which matures 18 months from the first closing (the “First Closing Date”). At the First Closing Date, in consideration for the issuance of the First Closing Debenture, the PIPE Investor shall pay to Pubco an amount equal to the sum of (A) $2,000,000 minus (B) $1,000,000 (the “First Closing Reserve Amount”). The initial payment to Pubco would total $1,000,000 less applicable legal fees and expenses of the PIPE Investor (the “First Closing Subscription Amount”).

The PIPE Investor will hold the First Closing Reserve Amount in reserve until the earlier to occur of (A) the maturity date of the First Closing Debenture and (B) the payment by the PIPE Investor to Pubco of First Closing Reserve Advances (defined below) in the aggregate amount of the First Closing Reserve Amount, upon the conversion by the PIPE Investor of portions of the outstanding principal amount of the First Closing Debenture in the amounts set forth in the schedule below, the PIPE Investor shall, within five (5) Business Days following the date the Underlying Shares resulting from the applicable conversion are delivered to the PIPE Investor in accordance with the terms of the First Closing Debenture, release and pay to Pubco a portion of the First Closing Reserve Amount in the amount of $200,000 (each, a “First Closing Reserve Advance”, and collectively, the “First Closing Reserve Advances”):

(A) an initial First Closing Reserve Advance shall be released upon the conversion of $622,222 of the outstanding principal amount of the First Closing Debenture (such that following such conversion, the outstanding principal amount of the First Closing Debenture is $1,600,000);

(B) a further First Closing Reserve Advance shall be released upon the conversion of $400,000 of the outstanding principal amount of the First Closing Debenture (such that following such conversion, the outstanding principal amount of the First Closing Debenture is $1,200,000);

(C) a further First Closing Reserve Advance shall be released upon the conversion of $400,000 of the outstanding principal amount of the First Closing Debenture (such that following such conversion, the outstanding principal amount of the First Closing Debenture is $800,000);

(D) a further First Closing Reserve Advance shall be released upon the conversion of $400,000 of the outstanding principal amount of the First Closing Debenture (such that following such conversion, the outstanding principal amount of the First Closing Debenture is $400,000); and

(E) a further First Closing Reserve Advance shall be released upon the conversion of $400,000 of the outstanding principal amount of the First Closing Debenture (such that following such conversion, the outstanding principal amount of the First Closing Debenture is $0).

The PIPE Investor’s obligation to make First Closing Reserve Advances to Pubco expire at the 18-month maturity date. While the original principal amount of the First Closing Debenture is the First Closing Principal Amount, if the aggregate amount of First Closing Reserve Advances made by the PIPE Investor to Pubco on or prior to the maturity date of the First Closing Debenture is less than the First Closing Reserve Amount, then, effective as of the maturity date of the First Closing Debenture, the original principal amount of the First Closing Debenture shall be reduced by an amount equal to the sum of (A) $1,000,0000 minus (B) the aggregate amount of First Closing Reserve Advances made by the PIPE Investor to Pubco on or prior to the maturity date of the First Closing Debenture.

Second Closing Date and Third Closing Date

On the 60th trading day following the effectiveness date of the first registration statement filed by Pubco after the closing of the Business Combination, (the “Second Closing Date”), the PIPE Investor will purchase from Pubco, a 10% original issue discount secured convertible debenture issued (the “Second Closing Debenture”) by Pubco in the amount of $2,777,777 (the “Second Closing Principal Amount”), and (2) on the 60th trading day following the effectiveness date of the second registration statement filed by Pubco, which will be the third closing date of the Investment (the “Third Closing Debenture”) issued by Pubco in the amount of $2,777,777 (the “Third Closing Principal Amount”). The Second Closing Debenture and the Third Closing Debenture shall mature on the date that is eighteen (18) months from the First Closing Date.”

The following disclosure supplements pages 29 and 30 of the Proxy Statement to augment the passage that reads, “Potential ownership of outstanding Pubco Ordinary Shares upon Closing (on a diluted and as-converted basis assuming the vesting and exercise of outstanding warrants of Pubco and the issuance of Pubco Ordinary Shares in respect thereof) is set forth in the following table (without inclusion of the Warrant Shares or the Pubco Warrant Shares potentially issued pursuant to the $50 million ELOC)”:

The table header on page 29 is amended and restated to read, “Potential ownership of outstanding Pubco Ordinary Shares upon Closing (on a diluted and as-converted basis assuming the vesting and exercise of outstanding warrants of Pubco and the issuance of Pubco Ordinary Shares in respect thereof) is set forth in the following table (without inclusion of the Warrant Shares or the Pubco Warrant Shares potentially issued pursuant to the $50 million ELOC or the 10,000,000 Pubco Ordinary Shares underlying the 10,000,000 Penny Warrants that Pubco would be required to grant to the PIPE Investor in the event in the event of AOI’s failure to (i) transfer the equity interest in CQ Oilseeds to AOI from Energreen Nutrition Australia Pty Ltd. to become a wholly-owned subsidiary of AOI, upon the substantial completion date of the new CQ Oilseeds plant, or (ii) grant a first priority security interest to the PIPE Investor in all of CQ Oilseeds’ assets, free and clear of all other liens and encumbrances other than the first priority security interests of the PIPE Investor pursuant to the Australian CQ Oilseeds General Security Deed).”

The following disclosure supplements the table on pages 29 and 30 of the Proxy Statement:

Footnote (3) on page 30 is hereby amended and restated to read, “The first closing amount of $2,000,000 of the Arena PIPE, in exchange for a Debenture to be issued by Pubco on the First Closing Date for the principal amount of $2,222,222 x 25% = $555,555. $555,555 divided by $10.79 = 51,488 Warrant Shares. For avoidance of doubt, the Debenture in the principal amount of $2,222,222 will be issued on the First Closing Date notwithstanding that the first closing amount of $2,000,000 will be funded in separate tranches commencing with $1,000,000 followed by additional draws of the $1,000,000 in reserve. If the full $2,000,000 is not drawn from the Debenture by the First Maturity Date (18 months from the First Closing Date), the principal amount will be adjusted accordingly.”

The following risk factor should be added to the Proxy Statement on page 90 immediately following the risk factor entitled “Pubco may issue additional Pubco Ordinary Shares or other equity securities without your approval, which would dilute your ownership interests and may depress the market price of your shares.”:

“Pubco may issue additional Pubco Ordinary Shares in connection with the Penny Warrants, which would dilute your ownership interests and may depress the market price of your shares.

Pubco may issue 10,000,000 Pubco Ordinary Shares underlying the 10,000,000 Penny Warrants that Pubco would be required to grant to the PIPE Investor, in accordance with Third Amendment, in the event in the event of AOI’s failure to (i) transfer the equity interest in CQ Oilseeds to AOI from Energreen Nutrition Australia Pty Ltd. to become a wholly-owned subsidiary of AOI, upon the substantial completion date of the new CQ Oilseeds plant, or (ii) grant a first priority security interest to the PIPE Investor in all of CQ Oilseeds’ assets, free and clear of all other liens and encumbrances other than the first priority security interests of the PIPE Investor pursuant to the Australian CQ Oilseeds General Security Deed. The issuance of 10,000,000 Pubco Ordinary Shares underlying the 10,000,000 Penny Warrants could decrease  your proportionate ownership interest in Pubco, diminish the relative voting strength of each previously outstanding Pubco Ordinary Share and cause a decrease of the market price of your Pubco Ordinary Shares.”

The following disclosure is added following the third paragraph on page 226 of the Proxy Statement:

In connection with the Closing, the parties intend to waive such lock-up restrictions so as to permit: (A) the distribution by the Sponsor of all of its securities (the “Sponsor Distribution”), including (i) an aggregate of 1,485,153 Founder Shares and (ii) an aggregate of 414,000 Insider Units, including their underlying securities, and (B) of the securities distributed in the Sponsor Distribution, an aggregate of 1,444,792 shares to be held by recipients who are not affiliates of Pubco shall be released of all post-Closing lock-up restrictions pursuant to the Letter Agreement and the Subscription Agreements. The remaining securities distributed pursuant to the Sponsor Distribution will continue to be subject to the lock-up restrictions of the Letter Agreement and the Subscription Agreements following such transfer.

The following disclosure is added following the second paragraph on page 229 of the Proxy Statement:

As an additional condition precedent to the PIPE Investor’s obligation to consummate the First Closing, in accordance with Third Amendment, on or prior to the First Closing Date, the Sponsor has agreed to fund $1,000,000 into an escrow account (the “Sponsor Escrow Amount”) designated by the PIPE Investor subject to an escrow agreement (the “Sponsor Escrow Agreement”) by and among the PIPE Investor, the Sponsor and an escrow agent (the “Sponsor Escrow Agent”). The Sponsor Escrow Agreement will provide that (i) the Sponsor Escrow Agent may not disburse any portion of the Sponsor Escrow Amount unless directed to do so by written notice from the PIPE Investor, (ii) upon the occurrence of an Event of Default (as defined in the First Closing Debenture), the PIPE Investor may send notice to the Sponsor Escrow Agent to disburse 100% of the funds then held in the escrow account to the PIPE Investor, and (iii) until the earlier to occur of an (A) Event of Default, (B) the satisfaction of all of Pubco’s obligations under the First Closing Debenture on or before the maturity date of the First Closing Debenture, and (C) upon the conversion by the PIPE Investor of portions of the outstanding principal amount of the First Closing Debenture, the PIPE Investor shall, within five (5) Business Days following the date the underlying shares resulting from the applicable conversion are delivered to the PIPE Investor in accordance with the terms of the First Closing Debenture, send written notice to the Sponsor Escrow Agent to disburse to the Sponsor a portion of the Sponsor Escrow Amount in the amount of $200,000 (each a “Sponsor Disbursement” and collectively, the “Sponsor Disbursements”) in accordance with the schedule set forth in the Third Amendment.

The following disclosure is added following the third paragraph on page 242 of the Proxy Statement:

Penny Warrants

In connection with the Arena PIPE, as partial security to the PIPE Investor, Pubco has agreed to issue the Penny Warrants to the PIPE Investor at a future date, in accordance with Third Amendment, only in the event of AOI’s failure to (i) transfer the equity interest in CQ Oilseeds to AOI from Energreen Nutrition Australia Pty Ltd. to become a wholly-owned subsidiary of AOI, upon the substantial completion date of the new CQ Oilseeds plant, or (ii) grant a first priority security interest to the PIPE Investor in all of CQ Oilseeds’ assets, free and clear of all other liens and encumbrances other than the first priority security interests of the PIPE Investor pursuant to the Australian CQ Oilseeds General Security Deed. In the event of the issuance of the Penny Warrants to purchase 10,000,000 Ordinary Shares at an exercise price of $0.01 per Ordinary Share, Pubco shall enter into a registration rights agreement with the PIPE Investor providing registration rights with respect to the underlying shares issuable under the Penny Warrant with terms substantially similar to the terms provided in the first registration rights agreement entered into in connection with the First Closing. The Penny Warrant shall be subject to adjustment upon the occurrence of certain events as set forth in such Penny Warrant.

Additional Information and Where to Find It

In connection with the transactions contemplated by the Business Combination Agreement, Pubco filed a registration statement on Form F-4 with the U.S. Securities and Exchange Commission (the “SEC”) on September 18, 2023 (as amended or supplemented from time to time, the “Registration Statement”), which includes the Proxy Statement in connection with the Transaction. The Registration Statement was declared effective on February 6, 2024. The definitive Proxy Statement and other relevant documents were mailed to shareholders of EDOC as of February 2, 2024, the record date established for voting on the Transaction. SHAREHOLDERS OF EDOC ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION, AND ANY AMENDMENTS THERETO, AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. THIS DOCUMENT WILL NOT CONTAIN ALL THE INFORMATION THAT SHOULD BE CONSIDERED CONCERNING THE TRANSACTION. IT IS ALSO NOT INTENDED TO FORM THE BASIS OF ANY INVESTMENT DECISION OR ANY OTHER DECISION IN RESPECT OF THE TRANSACTION. Shareholders may obtain a copy of the Registration Statement, including the Proxy Statement, and other documents filed with the SEC without charge, by directing a request to: Edoc Acquisition Corp. at 7612 Main Street Fishers, Suite 200, Victor, New York 14564. The definitive Proxy Statement included in the Registration Statement can also be obtained, without charge, at the SEC’s website (www.sec.gov).

Forward-Looking Statements

The information in this report includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “may,” “will,” “expect,” “continue,” “should,” “would,” “anticipate,” “believe,” “seek,” “target,” “predict,” “potential,” “seem,” “future,” “outlook” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, (1) statements regarding estimates and forecasts of financial and performance metrics and projections of market opportunity and market share; (2) references with respect to the anticipated benefits of the proposed Transaction and the projected future financial performance of EDOC and AOI’s operating companies following the proposed Transaction; (3) changes in the market for AOI’s products and services and expansion plans and opportunities; (4) AOI’s unit economics; (5) the sources and uses of cash of the proposed Transaction; (6) the anticipated capitalization and enterprise value of the combined company following the consummation of the proposed Transaction; (7) the projected technological developments of AOI and its competitors; (8) anticipated short- and long-term customer benefits; (9) current and future potential commercial and customer relationships; (10) the ability to manufacture efficiently at scale; (11) anticipated investments in research and development and the effect of these investments and timing related to commercial product launches; (12) expectations related to the terms and timing of the proposed Transaction; and (13) potential issuance of 10,000,000 Pubco Ordinary Shares underlying the 10,000,000 Penny Warrants could decrease shareholders’ proportionate ownership interest in Pubco, diminish the relative voting strength of each previously outstanding Pubco Ordinary Share and cause a decrease to the market price of Pubco Ordinary Shares. These statements are based on various assumptions, whether or not identified in this report, and on the current expectations of AOI’s and EDOC’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of AOI and EDOC. These forward-looking statements are subject to a number of risks and uncertainties, including the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement; the risk that the proposed Transaction disrupts current plans and operations as a result of the announcement and consummation of the transactions described herein; the inability to recognize the anticipated benefits of the proposed Transaction; the ability to obtain or maintain the listing of the Pubco’s securities on The Nasdaq Stock Market, following the Transaction, including having the requisite number of shareholders; costs related to the proposed Transaction; changes in domestic and foreign business, market, financial, political and legal conditions; risks relating to the uncertainty of the projected financial information with respect to AOI; AOI’s ability to successfully and timely develop, manufacture, sell and expand its technology and products, including implement its growth strategy; AOI’s ability to adequately manage any supply chain risks, including the purchase of a sufficient supply of critical components incorporated into its product offerings; risks relating to AOI’s operations and business, including information technology and cybersecurity risks, failure to adequately forecast supply and demand, loss of key customers and deterioration in relationships between AOI and its employees; AOI’s ability to successfully collaborate with business partners; demand for AOI’s current and future offerings; risks that orders that have been placed for AOI’s products are cancelled or modified; risks related to increased competition; risks relating to potential disruption in the transportation and shipping infrastructure, including trade policies and export controls; risks that AOI is unable to secure or protect its intellectual property; risks of product liability or regulatory lawsuits relating to AOI’s products and services; risks that the post-combination company experiences difficulties managing its growth and expanding operations; the uncertain effects of certain geopolitical developments; the inability of the parties to successfully or timely consummate the proposed Transaction, including the risk that any required shareholder or regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed Transaction; the outcome of any legal proceedings that may be instituted against AOI, EDOC or Pubco or other following announcement of the proposed Transaction; the ability of AOI to execute its business model, including market acceptance of its planned products and services and achieving sufficient production volumes at acceptable quality levels and prices; technological improvements by AOI’s peers and competitors; and those risk factors discussed in documents of Pubco and EDOC filed, or to be filed, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither EDOC nor AOI presently know or that EDOC and AOI currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect EDOC’s and AOI’s expectations, plans or forecasts of future events and views as of the date of this report. EDOC and AOI anticipate that subsequent events and developments will cause EDOC’s and AOI’s assessments to change. However, while EDOC and AOI may elect to update these forward-looking statements at some point in the future, EDOC and AOI specifically disclaim any obligation to do so. Readers are referred to the most recent reports filed with the SEC by EDOC. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made, and we undertake no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

Solicitation Participants

EDOC, AOI, the other parties to the Business Combination Agreement, and their respective directors and executive officers, other members of management and employees under SEC rules, may be deemed to be participants in the eventual solicitation of proxies of EDOC’s shareholders in connection with the proposed Transaction. Prospective investors and securityholders may obtain more detailed information regarding the names and interest in the proposed transaction of such individuals in Pubco’s filings with the SEC, and such information will also be contained in the proxy statement/prospectus when available. You may obtain free copies of these documents from the sources indicated above.

No Offer or Solicitation

This Current Report on Form 8-K does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Transaction or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to buy any security of AOI, EDOC, or any of their respective affiliates. There shall not be any sale of any securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the laws of such other jurisdiction. No offering of securities shall be made except by means of prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Item 9.01 Financial Statements and Exhibits.

(a) Exhibits

Exhibit No.	Description
10.1	Amendment No. 3 to Securities Purchase Agreement, dated as of February 29, 2024 by and among the Company, Pubco, AOI, and Arena Investors, LP.
10.2	Form of the First Closing Debenture.
10.3	Form of the Second and Third Closing Debenture.
10.4	Form of Penny Warrant.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDOC Acquisition Corp.

Date: March 1, 2024	By:	/s/ Kevin Chen
		Name:	Kevin Chen
		Title:	Chief Executive Officer